EXHIBIT 99.1

Cinedigm Announces Underwritten Public Offering

(Century City, CA and New York, NY; October 17, 2013) – Cinedigm Corp. (NASDAQ: CIDM) (the “Company”) announced today it intends to offer and sell in an underwritten public offering 7,904,340 registered shares of Class A common stock. Additionally, the Company has granted the underwriters an option for 30 days to purchase up to 1,185,650 additional shares of Class A common stock.

The Company expects to use the net proceeds of the offering for working capital, acquisitions and general corporate purposes.

In connection with the offering, B. Riley & Co., LLC and National Securities Corporation, a wholly owned subsidiary of National Holdings, Inc. (OTCBB:NHLD), are acting as co-lead managers of the offering.

The securities described above are being offered by the Company pursuant to a shelf registration statement on Form S-3 (Registration No. 333-179970), including a base prospectus dated April 9, 2012, previously filed with and declared effective by the Securities and Exchange Commission (the "SEC").  A preliminary prospectus supplement related to the offering has been filed with the SEC and is available on the SEC's website located at http://www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying base prospectus relating to this Offering, may be obtained from B. Riley & Co., LLC 11100 Santa Monica Blvd., Suite 800, Los Angeles, California 90025, (310) 966-1444.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sales of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

ABOUT CINEDIGM:
Cinedigm is a leader in providing the services, experience, technology and content critical to transforming movie theaters into digital and networked entertainment centers. The Company partners with Hollywood movie studios, independent movie distributors, and exhibitors to bring movies in digital cinema format to audiences across the country. Cinedigm's digital cinema deployment organization, state of the art distributor and exhibition software, and marketing and distribution platform for alternative content and independent films are a cornerstone of the digital cinema transformation. Cinedigm™ and Cinedigm Digital Cinema Corp™ are trademarks of Cinedigm Digital Cinema Corp www.cinedigm.com

[CIDM-E]

Safe Harbor Statement
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of Cinedigm officials during presentations about Cinedigm, along with Cinedigm's filings with the Securities and Exchange Commission, including Cinedigm's registration statements, quarterly reports on Form 10-Q and annual report on Form 10-K, are "forward-looking'' statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act''). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects," "anticipates,'' "intends,'' "plans,'' "could," "might," "believes,'' "seeks," "estimates'' or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things. These statements are not guarantees of future performance and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this release.

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Cinedigm Public Relations:
MBC
Maggie Begley
Maggie@mbcprinc.com
310-390-0101

Cinedigm Investor Relations:
Jill Newhouse Calcaterra
jcalcaterra@cinedigm.com
424-281-5417